U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2007

AMERICHIP INTERNATIONAL, INC.
(Exact name of registrant as specified in charter)

Nevada	000-33127	98-0339467
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

24700 Capital, Clinton Township, MI	48036
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (586) 783-4598

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 11, 2007, (i) at the request of the Board of Directors, Mr. Rossmann tendered his resignation as an officer of the Company, including AmeriChip International Inc. and AmeriChip Automotive Inc. and (ii) at the request of the Board of Directors, Mr. Rossmann tendered his resignation as a member of the Board of Directors of the Company. Mr Rossmann will not be receiving a severance package.

The Board of Directors has appointed Mr. Marc Walther President of AmeriChip International Inc. and AmeriChip Automotive Inc. Mr. Walther continues as Chief Executive Officer of AmeriChip International Inc.

Item 9.01.	Financial Statements and Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICHIP INTERNATIONAL INC.

By:  /s/ Marc Walther

Marc Walther
President and Chief Executive Officer

Date: September 17, 2007